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                         MainStay Plus Variable Annuity
                                  Investing in
                  NYLIAC Variable Annuity Separate Account-III


       Supplement Dated December 3, 1999 to Prospectus Dated May 1, 1999



       This supplement describes an increase in the amount you may withdraw without a surrender charge from MainStay Plus Variable Annuity policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC").

       The prospectus for the policies should be read in light of the following change:

       As of December 3, 1999, NYLIAC will not assess a surrender charge on amounts you withdraw in any one Policy Year which are less than or equal to the greater of (i) 10% of the Accumulation Value or (ii) the Accumulation Value less accumulated premium payments.

       This supplement provides information that you should know before you invest in the policies. You should read this supplement carefully and retain it for future reference. This supplement is not valid unless it is accompanied by a current prospectus for the policies. The terms we use in this supplement have the same meanings as in the prospectus for the policies.






                New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                               51 Madison Avenue
                            New York, New York 10010